UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300
(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)

(508) 549-9981
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 4, 2004, Cyberkinetics Neurotechnology Systems, Inc., a Delaware corporation (the “Registrant”), completed a private placement whereby it sold 2,000,000 shares of its common stock (the “Shares”) and issued warrants to purchase another 660,000 shares of its common stock (the “Warrant Shares”), resulting in gross proceeds (assuming no exercise of the warrants) of $6,000,000, to accredited investors (as defined by Rule 501 under the Securities Act of 1933, as amended) (the transaction is referred to herein as the “Private Placement”).

The Shares were issued at a purchase price of $3.00 per share pursuant to the terms of a Securities Purchase Agreement entered into by the Registrant and each of the investors, which is attached hereto as Exhibit 10.1. A complete list of investors participating in the Private Placement is included as a schedule to the Securities Purchase Agreement. Each of the investors received a five (5)-year warrant to purchase up to thirty-three percent (33%) of the number of Shares purchased by such investor in the closing of the Private Placement, at an exercise price per share of $6.00. A form of the Warrant is attached hereto as Exhibit 4.1.

In consideration of the investment in the Private Placement, the Registrant granted to each investor certain registration rights with respect to the Shares and the Warrant Shares, as set forth in Exhibits 4.2 and 4.3, respectively. Additionally, each investor shall have the right to participate in up to one hundred percent (100%) of subsequent financings completed by the Registrant during the twelve (12) month period following the closing of the Private Placement. In the event the Registrant receives responses from investors seeking to purchase more than the aggregate amount of any subsequent financing, each investor will have the right to participate up to their pro-rata portion.

A copy of the press release issued by the Registrant announcing the closing of the Private Placement is attached hereto as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

The Shares and the Warrants described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Each of the investors qualify as an accredited investor (as defined by Rule 501 under the Securities Act of 1933, as amended).

Pursuant to the terms of a letter agreement, dated as of October 28, 2004, by and between the Registrant and Rodman & Renshaw, LLC (“Rodman”), the Registrant issued Rodman warrants to purchase up to 100,000 shares of its common stock upon the closing of the Private Placement. The warrants were issued as partial consideration for Rodman’s services as the Registrant’s placement agent in the transaction described in Item 1.01 above. The warrants were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit
Number	Description
4.1	Form of Warrant.
4.2	Common Stock Registration Rights Agreement.
4.3	Warrant Shares Registration Rights Agreement.
10.1	Securities Purchase Agreement.
99.1	Press Release announcing closing of Private Placement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

Date: November 5, 2004	By: /s/ Timothy Surgenor
Timothy Surgenor
Chief Executive Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Form of Warrant.
4.2	Common Stock Registration Rights Agreement.
4.3	Warrant Shares Registration Rights Agreement.
10.1	Securities Purchase Agreement.
99.1	Press Release announcing closing of Private Placement.